Exhibit 99.1

FOR IMMEDIATE RELEASE

Select Comfort Reports Fourth-quarter and Full-year 2013 Results

•	Generates Fourth-quarter Net Sales of $231 Million, a 5% Year-over-year increase

•	Reports Fourth-quarter EPS of $0.12 and Full-year EPS of $1.08 on a GAAP basis

•	Provides 2014 outlook

MINNEAPOLIS - (Feb. 5, 2014) - Select Comfort Corporation (NASDAQ: SCSS) today reported fourth-quarter and full-year 2013 results for the period ended Dec. 28, 2013.

Fourth-quarter Financial Summary

•	Net sales increased 5% to $231 million, compared to $221 million in the fourth quarter of 2012.

•	Company-controlled comparable sales were flat year-over-year.

•	Operating income was $9.7 million, compared with $19.4 million in the fourth quarter of 2012.

•	Earnings per diluted share were $0.12, compared with $0.22 in the prior year.

•	During the quarter, the company opened 28 new stores and closed 11.

Full-year 2013 Financial Summary

•	Net sales increased 3% to $960 million, up from $935 million in 2012.

•	Company-controlled comparable sales declined 4% year-over-year.

•
Earnings per diluted share on a GAAP basis were $1.08, compared to $1.37 per diluted share in 2012. Adjusted earnings per diluted share (excluding CEO transition benefit/costs) were $1.07 compared with $1.43 for the prior year.

•	The company opened 71 new stores and closed 41 in 2013, ending the year at 440 stores, a 7% increase versus year-end 2012.

“While we made important progress on strengthening our strategic differentiators and delivered five percent year-over-year sales growth, our financial performance in the fourth quarter did not meet our expectations,” said Shelly Ibach, president and CEO, Select Comfort. “As we look to 2014, we are cautiously optimistic about the combined impact of what we believe are fundamental product innovations and the most-tested, new advertising campaign in our history.”

Cash from operating activities was $88 million for full-year 2013 compared to $101 million in 2012. Capital expenditures for full-year 2013 increased to $77 million as compared to $52 million in 2012, driven by increased investment in stores and information systems. During the fourth quarter, the company returned $10 million to shareholders through the repurchase of 0.5 million shares of its common stock, bringing full-year share repurchases to $40 million, or 1.8 million shares. As of the end of the quarter, cash, cash equivalents and marketable-debt securities totaled $145 million, and the company had no borrowings under its revolving credit facility.

Financial Outlook
The company expects full-year 2014 earnings per diluted share to approximate full-year 2013 adjusted earnings per diluted share of $1.07. This outlook assumes mid- to high-single-digit total revenue growth and the addition of 20 to 30 net new stores during the year.

The company currently anticipates that 2014 capital expenditures will be $70-$80 million, including investments in new, relocated and remodeled stores, as well as information technology.

Select Comfort Announces Fourth-quarter and Full-year 2013 Results – Page 2 of 9

Conference Call Information
Management will host its regularly scheduled conference call to discuss the company’s results at 5 p.m. EST (4 p.m. CST; 2 p.m. PST) today. To listen to the call, please dial (800) 593-9959 (international participants dial (517) 308-9340) and reference the passcode “Sleep.” To access the webcast, please visit the investor relations area of the Sleep Number website at http://www.sleepnumber.com/eng/aboutus/InvestorRelations.cfm. The webcast replay will remain available for approximately 60 days.

About Select Comfort Corporation
Select Comfort Corporation is leading the industry in delivering an unparalleled sleep experience by offering consumers high-quality, innovative and individualized sleep solutions and services, which include a complete line of SLEEP NUMBER® beds and bedding. The company is the exclusive manufacturer, marketer, retailer and servicer of the revolutionary Sleep Number bed, which allows individuals to adjust the firmness and support of each side at the touch of a button. The company offers further individualization through its solutions-focused line of Sleep Number pillows, sheets and other bedding products. As the only national specialty-mattress retailer, consumers can take advantage of an enhanced mattress-buying experience at one of the 440 SLEEP NUMBER® stores across the country, online at SleepNumber.com, or via phone at (800) Sleep Number or (800) 753-3768.

Forward-looking Statements
Statements used in this news release relating to future plans, events, financial results or performance are forward-looking statements subject to certain risks and uncertainties including, among others, such factors as general and industry economic trends; consumer confidence; the effectiveness of the company’s marketing messages; the efficiency of its advertising and promotional efforts; consumer acceptance of its products, product quality, innovation and brand image; availability of attractive and cost-effective consumer credit options; execution of the company’s retail store distribution strategy; the company’s dependence on significant suppliers, and its ability to maintain relationships with key suppliers, including several sole-source suppliers; the vulnerability of key suppliers to recessionary pressures, labor negotiations, liquidity concerns or other factors; rising commodity costs and other inflationary pressures; industry competition; the company’s ability to continue to improve its product line; warranty expenses; risks of pending and potentially unforeseen litigation; increasing government regulations, which have added or will add cost pressures and process changes to ensure compliance; the adequacy of the company’s management information systems to meet the evolving needs of its business and evolving regulatory standards applicable to data privacy and security; the company’s ability to attract and retain senior leadership and other key employees, including qualified sales professionals; and uncertainties arising from global events, such as terrorist attacks or a pandemic outbreak, or the threat of such events. Additional information concerning these and other risks and uncertainties is contained in the company’s filings with the Securities and Exchange Commission (SEC), including the Annual Report on Form 10-K, and other periodic reports filed with the SEC. The company has no obligation to publicly update or revise any of the forward-looking statements in this news release.

# # #

Investor Contact: Dave Schwantes; (763) 551-7498; investorrelations@selectcomfort.com
Media Contact: Becky Dvorak; (763) 551-6862; publicrelations@selectcomfort.com

Select Comfort Announces Fourth-quarter and Full-year 2013 Results – Page 3 of 9

SELECT COMFORT CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Operations
(unaudited - in thousands, except per share amounts)

	Three Months Ended
	December 28, 2013	% of Net Sales	December 29, 2012	% of Net Sales

Net sales	$230,854	100.0%	$220,559	100.0%
Cost of sales	90,333	39.1%	80,612	36.5%
Gross profit	140,521	60.9%	139,947	63.5%

Operating expenses:
Sales and marketing	112,679	48.8%	102,062	46.3%
General and administrative	16,150	7.0%	16,532	7.5%
Research and development	2,003	0.9%	1,906	0.9%
Asset impairment charges	34	0.0%	33	0.0%
Total operating expenses	130,866	56.7%	120,533	54.6%
Operating income	9,655	4.2%	19,414	8.8%
Other income, net	80	0.0%	90	0.0%
Income before income taxes	9,735	4.2%	19,504	8.8%
Income tax expense	3,310	1.4%	7,009	3.2%
Net income	$6,425	2.8%	$12,495	5.7%

Net income per share – basic	$0.12		$0.23

Net income per share – diluted	$0.12		$0.22

Reconciliation of weighted-average shares outstanding:
Basic weighted-average shares outstanding	54,497		55,261
Effect of dilutive securities:
Options	452		1,050
Restricted shares	371		449
Diluted weighted-average shares outstanding	55,320		56,760

Select Comfort Announces Fourth-quarter and Full-year 2013 Results – Page 4 of 9

SELECT COMFORT CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Operations
(in thousands, except per share amounts)

	Twelve Months Ended
	December 28, 2013	% of Net Sales	December 29, 2012	% of Net Sales

Net sales	$960,171	100.0%	$934,978	100.0%
Cost of sales	358,416	37.3%	338,432	36.2%
Gross profit	601,755	62.7%	596,546	63.8%

Operating expenses:
Sales and marketing	439,156	45.7%	398,205	42.6%
General and administrative	62,840	6.5%	66,617	7.1%
Research and development	9,478	1.0%	6,194	0.7%
CEO transition (benefit) costs	(534)	(0.1)%	5,595	0.6%
Asset impairment charges	127	0.0%	148	0.0%
Total operating expenses	511,067	53.2%	476,759	51.0%
Operating income	90,688	9.4%	119,787	12.8%
Other income, net	323	0.0%	218	0.0%
Income before income taxes	91,011	9.5%	120,005	12.8%
Income tax expense	30,930	3.2%	41,911	4.5%
Net income	$60,081	6.3%	$78,094	8.4%

Net income per share – basic	$1.10		$1.41

Net income per share – diluted	$1.08		$1.37

Reconciliation of weighted-average shares outstanding:
Basic weighted-average shares outstanding	54,866		55,516
Effect of dilutive securities:
Options	554		1,059
Restricted shares	383		501
Diluted weighted-average shares outstanding	55,803		57,076

Select Comfort Announces Fourth-quarter and Full-year 2013 Results – Page 5 of 9

SELECT COMFORT CORPORATION
AND SUBSIDIARIES
Consolidated Balance Sheets
(in thousands, except per share amounts)
subject to reclassification

	December 28, 2013	December 29, 2012
Assets
Current assets:
Cash and cash equivalents	$58,223	$87,915
Marketable debt securities – current	52,159	51,264
Accounts receivable, net of allowance for doubtful accounts of $425 and $348, respectively	14,979	16,613
Inventories	40,152	35,564
Prepaid expenses	9,216	4,299
Deferred income taxes	6,936	5,401
Other current assets	7,874	9,522
Total current assets	189,539	210,578

Non-current assets:
Marketable debt securities – non-current	34,632	38,642
Property and equipment, net	129,542	79,356
Goodwill and intangible assets, net	16,823	2,881
Deferred income taxes	4,943	8,511
Other assets	6,286	2,053
Total assets	$381,765	$342,021

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$73,391	$67,703
Customer prepayments	15,392	15,194
Accrued sales returns	9,433	5,330
Compensation and benefits	15,242	21,597
Taxes and withholding	12,517	9,282
Other current liabilities	11,207	13,955
Total current liabilities	137,182	133,061

Non-current liabilities:
Warranty liabilities	1,567	1,457
Other long-term liabilities	17,796	13,806
Total non-current liabilities	19,363	15,263
Total liabilities	156,545	148,324

Shareholders’ equity:
Undesignated preferred stock; 5,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.01 par value; 142,500 shares authorized, 54,901 and 55,903 shares issued and outstanding, respectively	549	559
Additional paid-in capital	5,382	33,923
Retained earnings	219,276	159,195
Accumulated other comprehensive income	13	20
Total shareholders’ equity	225,220	193,697
Total liabilities and shareholders’ equity	$381,765	$342,021

Select Comfort Announces Fourth-quarter and Full-year 2013 Results – Page 6 of 9

SELECT COMFORT CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Cash Flows
(in thousands)
subject to reclassification

	Twelve Months Ended
	December 28, 2013	December 29, 2012
Cash flows from operating activities:
Net income	$60,081	$78,094
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	30,811	20,401
Stock-based compensation	4,232	10,306
Net loss on disposals and impairments of assets	24	115
Excess tax benefits from stock-based compensation	(3,831)	(6,446)
Deferred income taxes	2,037	3,499
Changes in operating assets and liabilities, net of effect of acquisition:
Accounts receivable	1,993	(2,705)
Inventories	(3,910)	(10,713)
Income taxes	4,395	4,299
Prepaid expenses and other assets	(3,169)	(2,382)
Accounts payable	(3,477)	7,114
Customer prepayments	198	1,665
Accrued compensation and benefits	(5,202)	(8,108)
Other taxes and withholding	(153)	765
Warranty liabilities	(1,236)	(1,454)
Other accruals and liabilities	5,312	6,176
Net cash provided by operating activities	88,105	100,626

Cash flows from investing activities:
Purchases of property and equipment	(76,811)	(51,593)
Proceeds from sales of property and equipment	117	45
Investments in marketable debt securities	(44,170)	(86,803)
Proceeds from maturities of marketable debt securities	53,565	26,249
Acquisition of business	(15,500)	—
Investment in non-marketable equity securities	(4,500)	—
Net cash used in investing activities	(87,299)	(112,102)

Cash flows from financing activities:
Net (decrease) increase in short-term borrowings	(223)	6,494
Repurchases of common stock	(42,072)	(34,892)
Proceeds from issuance of common stock	7,966	5,138
Excess tax benefits from stock-based compensation	3,831	6,446
Debt issuance costs	—	(50)
Net cash used in financing activities	(30,498)	(16,864)
Net decrease in cash and cash equivalents	(29,692)	(28,340)
Cash and cash equivalents, at beginning of period	87,915	116,255
Cash and cash equivalents, at end of period	$58,223	$87,915

Select Comfort Announces Fourth-quarter and Full-year 2013 Results – Page 7 of 9

SELECT COMFORT CORPORATION
AND SUBSIDIARIES
Supplemental Financial Information
(unaudited)

	Three Months Ended		Twelve Months Ended
	December 28, 2013	December 29, 2012	December 28, 2013	December 29, 2012
Percent of sales:
Retail	89.5%	88.7%	89.2%	89.2%
Direct and E-Commerce	7.8%	7.8%	7.0%	7.5%
Wholesale/other	2.7%	3.5%	3.8%	3.3%
Total	100.0%	100.0%	100.0%	100.0%

Sales growth rates:
Retail comparable-store sales	0%	12%	(4%)	24%
Direct and E-Commerce	6%	(3%)	(5%)	9%
Company-Controlled comparable sales change	0%	11%	(4%)	23%
Net new/closed stores	6%	6%	6%	3%
Total Company-Controlled Channel	6%	17%	2%	26%
Wholesale/other	(20%)	13%	18%	10%
Total	5%	17%	3%	26%

Stores open:
Beginning of period	423	394	410	381
Opened	28	20	71	57
Closed	(11)	(4)	(41)	(28)
End of period	440	410	440	410

Other metrics:
Average sales per store ($ in 000's)[1]	$2,093	$2,164
Average sales per square foot[1]	$1,077	$1,324
Stores > $1 million net sales[1]	96%	98%
Stores > $2 million net sales[1]	46%	49%
Average net sales per mattress unit - Company-Controlled Channel[2]	$3,369	$3,249	$3,245	$3,050

[1] Trailing twelve months for stores open at least one year.
[2] Represents Company-Controlled Channel total net sales divided by Company-Controlled Channel mattress units.

Select Comfort Announces Fourth-quarter and Full-year 2013 Results – Page 8 of 9

SELECT COMFORT CORPORATION AND SUBSIDIARIES
Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)
(in thousands)

We define earnings before interest, taxes, depreciation and amortization ("Adjusted EBITDA") as net income plus: income tax expense, interest expense, depreciation and amortization, stock-based compensation and asset impairments. Management believes Adjusted EBITDA is a useful indicator of our financial performance and our ability to generate cash from operating activities. Our definition of Adjusted EBITDA may not be comparable to similarly titled definitions used by other companies. The table below reconciles Adjusted EBITDA, which is a non-GAAP financial measure, to the comparable GAAP financial measure:

	Three Months Ended		Trailing-Twelve Months Ended
	December 28, 2013	December 29, 2012	December 28, 2013	December 29, 2012
Net income	$6,425	$12,495	$60,081	$78,094
Income tax expense	3,310	7,009	30,930	41,911
Interest expense	10	12	51	91
Depreciation and amortization	8,320	5,653	29,599	19,735
Stock-based compensation	1,173	737	4,232	10,306
Asset impairments	34	33	127	148
Adjusted EBITDA	$19,272	$25,939	$125,020	$150,285

Note - Our Adjusted EBITDA calculation is considered a non-GAAP financial measure and is not in accordance with, or preferable to, "as reported," or GAAP financial data. However, we are providing this information as we believe it facilitates analysis of the Company's financial performance by investors and financial analysts.

GAAP - generally accepted accounting principles

Select Comfort Announces Fourth-quarter and Full-year 2013 Results – Page 9 of 9

SELECT COMFORT CORPORATION AND SUBSIDIARIES
Reported to Adjusted Statements of Operations Data Reconciliation
(in thousands, except per share amounts)

	Twelve Months Ended
	December 28, 2013			December 29, 2012
	As Reported	CEO Transition Benefit(1)	As Adjusted	As Reported	CEO Transition Costs(1)	As Adjusted
Operating income	$90,688	$(534)	$90,154	$119,787	$5,595	$125,382
Other income, net	323	—	323	218	—	218

Income before income taxes	91,011	(534)	90,477	120,005	5,595	125,600
Income tax expense(2)	30,930	(183)	30,747	41,911	1,941	43,852
Net income	$60,081	$(351)	$59,730	$78,094	$3,654	$81,748

Net income per share –
Basic	$1.10	$(0.01)	$1.09	$1.41	$0.07	$1.47
Diluted	$1.08	$(0.01)	$1.07	$1.37	$0.06	$1.43

Basic Shares	54,866	54,866	54,866	55,516	55,516	55,516
Diluted Shares	55,803	55,803	55,803	57,076	57,076	57,076
___________________
(1) In February 2012, we announced that William R. McLaughlin, then President and CEO, would retire from the Company effective June 1, 2012. In recognition of Mr. McLaughlin’s contributions, the Compensation Committee approved the modification of Mr. McLaughlin’s currently unvested stock awards, including performance-based stock awards. As a result of these modifications, we recorded incremental non-cash compensation of $5.6 million in fiscal year 2012. The performance-based stock awards are subject to applicable adjustments through 2014 based on actual performance versus performance targets. During the fiscal year ended December 28, 2013, we recorded a non-cash compensation benefit of $0.5 million resulting from performance-based stock award adjustments.

(2) Reflects effective income tax rates, before discrete adjustments, of 34.2% for 2013 and 34.7% for 2012.

Note - Our "as adjusted" data is considered a non-GAAP financial measure and is not in accordance with, or preferable to, "as reported," or GAAP financial data. However, we are providing this information as we believe it facilitates year-over-year comparisons for investors and financial analysts.

GAAP - generally accepted accounting principles